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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     __________________________________



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  October 16, 1998



                       UNIFIED FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)


             DELAWARE              0-22629              35-1797759
         (State or other      (Commission File       (I.R.S. Employer
         jurisdiction of           Number)            Identification
          organization)                                  Number)



         431 NORTH PENNSYLVANIA STREET
             INDIANAPOLIS, INDIANA                     46204-1873
   (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code:  (317) 634-3301

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ITEM 5.   OTHER EVENTS

          On October 16, 1998, Unified Financial Services, Inc.
("Unified") entered into an Agreement and Plan of Merger (the "Strategic Merger Agreement") with Strategic Fund Services, Inc., a Delaware corporation ("Strategic"), pursuant to which Unified will acquire Strategic through a merger of Strategic with and into a wholly owned subsidiary of Unified. Pursuant to the Strategic Merger Agreement, Unified will issue a total of 7,500 shares of Unified common stock, par value $.01 per share, and the associated preferred share purchase rights under Unified's Rights Agreement, dated August 26, 1998, between Unified and Unified Fund Services, Inc., in exchange for all the outstanding capital stock of Strategic. Consummation of the merger is subject to the typical closing conditions. The merger is intended to be accounted for pursuant to the pooling-of-interests method of accounting.

          Strategic, headquartered in New York, New York, provides mutual fund administration services to smaller mutual funds and fund complexes, utilizing a proprietary database. The goal of Strategic is to become an extension of the investment advisor and thereby perform necessary fund administration functions such as: monitoring fund compliance; financial reporting; SEC filings; performance calculations; preparation of board of director meeting materials; fund expense payment and analysis; and oversight of the service provider of a given fund.

          On October 16, 1998, Unified entered into an Agreement and
Plan of Merger (the "AmeriPrime Merger Agreement") with AmeriPrime Financial Services, Inc., a Texas corporation ("AmeriPrime"), pursuant to which Unified will acquire AmeriPrime through a merger of AmeriPrime with and into a wholly owned subsidiary of Unified. Pursuant to the AmeriPrime Merger Agreement, Unified will issue a total of 410,000 shares of Unified common stock, par value $.01 per share, and the associated preferred share purchase rights under Unified's Rights Agreement, dated August 26, 1998, between Unified and Unified Fund Services, Inc., in exchange for all the outstanding capital stock of AmeriPrime. Consummation of the merger is subject to the typical closing conditions. The merger is intended to be accounted for pursuant to the pooling-of-interests method of accounting.

          AmeriPrime, headquartered in Southlake, Texas, provides administrative, regulatory, compliance and start-up support services to investment advisors, banks and other money managers in their proprietary mutual fund efforts. AmeriPrime provides mutual fund distribution through its subsidiary, AmeriPrime Financial Securities, Inc., an NASD broker-dealer registered in all 50 states. In addition, AmeriPrime currently supports 28 mutual funds consisting of over $500 million in assets.

          On October 16, 1998, Unified entered into an Agreement and
Plan of Merger (the "Commonwealth Merger Agreement") with Commonwealth Investment Services, Inc., a Kentucky corporation ("Commonwealth"), pursuant to which Unified will acquire Commonwealth through a merger of Commonwealth with and into a wholly owned subsidiary of Unified. Pursuant to the Commonwealth Merger Agreement, Unified will issue a total of 27,500 shares of Unified common stock, par value $.01 per share, and the associated preferred share purchase rights under Unified's Rights Agreement, dated August 26, 1998, between Unified and Unified Fund Services, Inc., in exchange for all the outstanding capital stock of Commonwealth. Consummation of the merger is subject to the typical closing conditions. The merger is intended to be accounted for pursuant to the pooling-of-interests method of accounting.

          Commonwealth, headquartered in Lexington, Kentucky, provides investment services to individuals, businesses and institutions throughout the State of Kentucky and surrounding areas through its network of independent agents, primarily certified public accountants.

          On October 16, 1998, Unified entered into an Agreement and
Plan of Merger (the "Equity Merger Agreement") with Equity Underwriting Group, Inc., a Kentucky corporation ("Equity"), pursuant to which Unified will acquire Equity through a merger of a wholly owned subsidiary of Unified with and into

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Equity.  Pursuant to the Equity Merger Agreement, Unified will issue a total of 241,745 shares of Unified common stock, par value $.01 per share, and the associated preferred share purchase rights under Unified's Rights Agreement, dated August 26, 1998, between Unified and Unified Fund Services, Inc., in exchange for all the outstanding capital stock of Equity. Consummation of the merger is subject to the typical closing conditions. The merger is intended to be accounted for pursuant to the pooling-of-interests method of accounting.

          Equity, headquartered in Lexington, Kentucky, is a holding company for Equity Insurance Managers, Inc., Equity Insurance Managers of Illinois, LLC, 21st Century Claims Service, Inc., Equity Insurance Administrators, Inc. and Z-Net Communications, Inc. Equity provides through its subsidiaries specialty insurance products as a general agent or as a broker and currently provides service in the States of Kentucky, Tennessee, West Virginia, Ohio, Indiana and Illinois. Equity writes insurance products for the insureds primarily in niche areas in the insurance marketplace that are considered more "non-standard" or "sub-standard," representing a higher risk of insured.

          On October 16, 1998, Unified entered into an Agreement and
Plan of Merger (the "CPFC Merger Agreement") with Commonwealth Premium Finance Corporation, a Kentucky corporation ("CPFC"), pursuant to which Unified will acquire CPFC through a merger of a wholly owned subsidiary of Unified with and into CPFC. Pursuant to the CPFC Merger Agreement, Unified will issue a total of 12,800 shares of Unified common stock, par value $01 per share, and the associated preferred share purchase rights under Unified's Rights Agreement, dated August 26, 1998, between Unified and Unified Fund Services, Inc., in exchange for all the outstanding capital stock of CPFC. Consummation of the merger is subject to the typical closing conditions. The merger is intended to be accounted for pursuant to the pooling-of-interests method of accounting.

          CPFC, headquartered in Lexington, Kentucky, provides financing for the payment of premiums on insurance coverages placed by Equity.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits.  See Exhibit Index.
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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIFIED FINANCIAL SERVICES, INC.



Dated:  November 5, 1998           By: /s/ Timothy L. Ashburn
                                      ---------------------------------
                                        Timothy L. Ashburn
                                        Chairman, President and Chief
                                        Executive Officer



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                            EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger, dated October 16, 1998, by and among Unified Financial Services, Inc.,
               AmeriPrime Acquisition Corporation, AmeriPrime
               Financial Services, Inc. and Kenneth D. Trumpfheller.

2.2 Agreement and Plan of Merger, dated October 16, 1998, by and among Unified Financial Services, Inc., Equity Acquisition Corporation, Equity Underwriting Group, Inc., John R. Owens and D. Richard Meyer.

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